SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND
        PARTIAL RELEASE OF GUARANTY AGREEMENT


   THIS SECOND AMENDMENT  TO AMENDED AND RESTATED LOAN AGREEMENT
AND PARTIAL RELEASE OF GUARANTY AGREEMENT (the "Second Amendment")
is  made  and  entered  into  this  30th  day  of  October,  1995, to be
effective  for  all  purposes  as  of  September  26,  1995  by   and between
SUAREZ HOUSING CORPORATION, a Florida corporation (the "Borrower") and BARNETT BANK OF TAMPA (the "Bank").

 WHEREAS,  Borrower and   Bank entered into a certain Amended and
Restated Loan Agreement dated effective as of September 30,1993 in connection with certain loans made by Bank to Borrower, and the Agreement was modified by acertain First Amendment to Amended and Restated Loan Agreement dated October 7, 1994 (collectively, the
"Loan Agreement");

 WHEREAS, Borrower has requested  and  Bank  has  agreed  to   make
certain   modifications   to   the   Loan   Agreement   as hereinafter set
forth;

  NOW  THEREFORE,  in   consideration   of   Ten   Dollars   ($10.00)   and
other   good   valuable   consideration,   the   receipt   and adequacy of
which is hereby acknowledged, the parties agree as follows:

       1. The foregoing recitals are true and correct and incorporated herein by reference. All capitalized terms used herein shall have the meaning given thereto in the Loan Agreement unless separately defined in this Second Amendment.

       2. The last sentence of Section 1.2 of the Loan Agreement is deleted and replaced with the following:

   "The interest rate for Note #1 and Note #  2  is  the  Prime  Rate
plus   seventy   five   one-hundredths   percent   (.75%) and the terms of
principal repayment are as stated in Section 4 hereof."

        3. Section 3.4 of the Loan Agreement is modified to the extent required to provide as follows:

        (i)  Bank hereby releases  Robert  J. Suarez ("Suarez")   from his
obligations arising under any and all Guaranty Agreements executed in  favor of Bank pertaining to and quaranteeing repayment of all
sums   due   under   Note   #   2.   Suarez   hereby   further   agrees,  that
notwithstanding    the    foregoing    release,    all  other  Guaranty
Agreements   executed   in    favor  of  Bank, including  without limitation,
those  which   guarantee   repayment   of   Note   #1,   remain  in full force
and effect and are unmodified by the foregoing partial release.

     (ii)  If  Borrower  achieves  a  debt  to tangible   net   worth   ratio
of not greater than 3.5 to 1.0 as reflected in the March 31, 1996 fiscal year end audited financial statement for Borrower, which
statement  shall  be  in  a  form  and  content  satisfactory to   Bank,   in
its sole discretion,  then  Bank  agrees to   modify   Suarez'   Guaranty   of
Note  #1  to  provide  that  such  Guaranty  is  limited to   fifty   percent
(50%) :of the outstanding sums owed under Note # 1 and any and all Loan Documents securing Note # 1.

         4. The first sentence of Section 4.1 of the Loan Agreement is deleted and replaced with the following:

         "Interest upon the Notes shall accrue daily at the rate of the Prime Rate plus seventy five one-hundredths percent (.75%)."

         5. The second sentence of Section 4.6(B)1. of the Loan Agreement is deleted and replaced with the following:

       "Minimum deposit requirements are $500.00 for FHA financed contracts and $1,000.00 for contracts financed byconventional loans. No deposit is required for VA financed contracts."

         6. Except as expressly modified herein, the Loan Agreement remains in full force and effect and the terms and conditions are hereby ratified and confirmed.

         7.   The   undersigned Guarantors  hereby join in and consent to
  the modifications and amendments setforth inthis Second Amendment and agree that their respective Guaranty Agreements remain in full force and effect and enforceable in accordance with their terms.

       IN WITNESS WHEREOF, the parties have executed this Second
  Amendment the day and year first above written.

                                         "BORROWER"

                                          SUAREZ HOUSING CORPORATION, a
                                          Florida Corporation

                                          By:/s/ Robert J. Suarez
                                             ------------------------
                                             Robert J. Suarez
                                             President

                                              (Corporate Seal)

                                         "BANK"

                                         BARNETT BANK OF TAMPA

                                         By:/s/ Carole D. Hartunian
                                            --------------------------
                                            Carole D. Hartunian
                                            Vice President



                                         "GUARANTORS"

                                          /s/ Robert J. Suarez
                                          ----------------------------
                                          Robert J. Suarez


                                         INTERNATIONAL AMERICAN HOMES,
                                         a Delaware Corporation

                                         By: /s/ Robert J. Suarez
                                             --------------------------
                                             Robert J. Suarez
                                             President

                                             (Corporate Seal)

        STATE OF FLORIDA
        COUNTY OF HILLSBOROUGH

This instrument  was  executed  before  me  this   30th   day   of
    October,   1995  by Robert  J.  Suarez,  as  President  of  Suarez  Housing
    Corporation, a Florida corporation, on behalf of the corporation.


                          /s/ Kimberly A. Orsi
                          Notary Public


                          Name Printed

                         (NOTARY SEAL)

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     STATE OF FLORIDA.
     COUNTY OF HILLSBOROUGH
       This instrument was executed before me this 31st day of October, 1995 by Carole D. Hartunian, as Vice Preside
    Bank of Tampa, on behalf of the bank. She is personally known to me or has produced as identification.



                                         /s/ Linda G. DeBlasio
                                         Notary Public
                                         Name Printed


                                     ( NOTARY SEAL)


   STATE OF FLORIDA
   COUNTY OF HILLSBOROUGH
         This instrument was executed before me this 30th day of October, 1995 by Robert J. Suarez, who is personally known to me


                       /s/ Kimberly A. Orsi
                       Notary Public
                       Name Printed

   STATE OF FLORIDA
   COUNTY OF HILLSBOROUGH
      This   instrument  was executed   before    me    this    30th day    of
   October,  1995  by  Robert  J.  Suarez,  as   President   of   International
   American    Homes,    a  Delaware  corporation,   on    behalf    of    the
   corporation. He is personally known to me.


                  /s/ Kimberly A. Orsi
                  Notary Public
                  Name Printed

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